UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	20-2939845
State of Other Jurisdiction of Incorporation	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Common	Trading Symbol(s)	Name of each exchange on which registered
Stock, par value $0.00001 per share	AEYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. At the Annual Meeting, the Company’s stockholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement.

As of the record date for the Annual Meeting, there were 8,875,553 shares of Common Stock outstanding and entitled to one vote each. The Series A Convertible Preferred Stock voted as a class with the Common Stock. As of the record date, the holders of the Preferred shares were entitled to 298,413 votes. At the Annual Meeting, shares with the voting power of 6,719,256 shares of common stock, or 73.24 % of the total voting power of the Company’s outstanding capital stock entitled to vote, were represented by proxy.

The final results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

ITEM 1:	Election of Directors.

	Votes For	Withheld	Broker Non-Votes
Carr Bettis	3,346,339	1,371	3,371,546
Anthony Coelho	3,339,022	8,688	3,371,546
David Moradi	3,346,052	1,658	3,371,546
Jamil Tahir	3,346,117	1,593	3,371,546
Alexandre Zyngier	3,338,528	9,182	3,371,546

ITEM 2:	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,309,221	11,508	26,981	3,371,546

ITEM 3:	To approve the amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan to, among other changes, increase the number of shares of common stock reserved for issuance thereunder by 900,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,286,302	35,445	25,963	3,371,546

ITEM 4.	Ratification of the appointment of MaloneBailey, LLP, as AudioEye’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
6,701,982	1,724	15,550

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2020	AudioEye, Inc.
(Registrant)

	By	/s/ Heath Thompson
	Name:	Heath Thompson
	Tittle:	Chief Executive Officer